UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03595

Name of Fund:  BlackRock Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
	       Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Healthcare Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 10/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Healthcare Fund, Inc.

SEMI-ANNUAL REPORT    OCTOBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Healthcare Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Healthcare Fund, Inc.


Portfolio Information as of October 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Novartis AG Registered Shares                      5.8%
Hologic, Inc.                                      5.1
Celgene Corp.                                      5.1
Bayer AG                                           4.9
Genentech, Inc.                                    4.8
Roche Holding AG                                   4.7
Cerner Corp.                                       4.2
Intuitive Surgical, Inc.                           4.2
UnitedHealth Group, Inc.                           3.9
Vertex Pharmaceuticals, Inc.                       3.7



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                     58.6%
Switzerland                                        9.1
Germany                                            4.2
Denmark                                            1.9
India                                              1.5
United Kindgom                                     1.1
France                                             1.1
Sweden                                             1.0
Japan                                              0.9
Austria                                            0.4
Netherlands                                        0.3
Bermuda                                            0.1
China                                              0.1
Other*                                            19.7

 * Includes portfolio holdings in short-term investments.



Proxy Results


During the six-month period ended October 31, 2006, BlackRock Healthcare Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 3 and 4 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                                   Shares Voted     Shares Voted    Shares Voted
                                                                       For            Against         Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                         41,225,035       1,191,288       1,136,358

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                         41,118,172       1,248,341       1,186,169

4. To approve a change in fundamental investment restriction.       40,825,695       1,474,889       1,252,098


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



A Letter to Shareholders


Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:


Total Returns as of October 31, 2006                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +6.11%         +16.34%
Small cap U.S. equities (Russell 2000 Index)                            +0.90          +19.98
International equities (MSCI Europe, Australasia, Far East Index)       +3.77          +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60          + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12          + 5.75
High yield bonds (Credit Suisse High Yield Index)                       +4.66          +10.29


The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



A Discussion With Your Fund's Portfolio Manager


Amid a challenging period for the health care sector, we continued to use our bottom-up stock-selection process to guide us to the most compelling opportunities available in the healthcare industry.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2006, BlackRock Healthcare Fund, Inc.'s (formerly Merrill Lynch Healthcare Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of -1.42%, -1.65%, -1.95%, -1.92% and -1.83%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund performance lagged the broader stock market, as represented by the Standard and Poor's (S&P) 500 Index, and its composite benchmark, which comprises four Morgan Stanley Capital International (MSCI) industries.* The S&P 500 returned +6.11% for the six-month period while the composite benchmark returned +5.75%. For the same period, the Lipper Health/ Biotechnology Funds category posted an average return of +4.30%. (Funds in this Lipper group focus their investment on companies engaged in healthcare and biotechnology.)

The semi-annual period began in May, with the broad equity market in an upswing based on expectations that the Federal Reserve Board (the Fed) would suspend its two-year string of interest rate hikes. Interest-rate-sensitive stocks led the rally. The health care sector ranked at the bottom of all U.S. industries in terms of performance at this time.

The market rally ended shortly after as oil prices soared, strife broke out in the Middle East and gasoline prices climbed. Signs of an economic slowdown and heightened inflation concerns sparked by the elevated energy prices exacerbated investor worries. Taken together, these developments led to a far-reaching market decline. The large cap drug stocks performed relatively well against this difficult backdrop, given their more defensive characteristics and historical resistance to economic recession. However, the balance of the health care sector underperformed. The biotechnology industry had just entered its seasonally soft summer period, when scientific meetings take a hiatus. The smaller-cap biotechnology and medical technology companies were particularly hard hit amid the climate of investor risk aversion. Conversely, oil and commodity issues were the market leaders.


 * The Fund's composite benchmark comprises the following four
   MSCI industries: healthcare equipment and supplies (15%), healthcare providers and services (25%), biotechnology (25%) and pharmaceuticals (35%).


In August, the Fed finally opted to pause in its interest rate-hiking campaign, and remained on hold through its September and October meetings. In September, equity markets rallied as the aforementioned concerns dissipated. The technology sector took the lead as the market correction turned to strength. Health care remained near the bottom of the pack, although the smaller-cap biotechnology stocks enjoyed a strong advance. Polls indicating a Democratic lead in the impending Congressional election were a key reason for the continued low rank of the health care sector, as pharmaceutical price cuts have been declared a top priority in the Democratic agenda.

Overall, the six-month period saw fairly robust performance on the part of pharmaceuticals and an absolute decline or relative underperformance by all other health care subsectors (notwithstanding the small-cap biotechnology advance in September and October). Pharmaceuticals especially benefited from increased revenues derived from the Medicare program.

The Fund's underperformance of the broad-market S&P 500 Index is understandable given the low ranking of the industry within the Index as a whole. The major reason for the decline versus the composite benchmark was the Fund's diversification within the health care universe. Given the prevailing market backdrop, a concentration in large cap pharmaceuticals would have been more advantageous during this particular period. However, we believe that a more diversified mix of stocks is the better strategy, as it allows us to spread risk within the portfolio.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



What changes were made to the portfolio during the period?

During the period, we increased the Fund's position in pharmaceuticals with the addition of Bayer AG, a major Germany-based multinational drug company that co-shares a recently approved and promising drug for the treatment of kidney cancer. We also increased the Fund's position in Hologic, Inc., the worldwide leader in digital mammography. Significant sales during the period included Japanese drug company Astellas Pharma Inc., as the company's sales slowed below our target; Renovis, Inc., a research-based biotechnology company that suffered an important product development failure; and Nektar Therapeutics, whose inhalation drug delivery system we believe will present less potential given that the Federal Drug Administration has limited the device's market opportunity.

We remained focused on our long-term strategy of balancing the upside potential of growth-oriented subsectors with the downside support offered by more defensive health care areas. However, for the most part, portfolio changes were based on our bottom-up stock-selection process rather than centered on particular subsector themes. In all, the portfolio's total number of holdings was reduced from 78 six months ago to 67 on October 31, 2006. At period-end, non-U.S. holdings comprised 25% of the portfolio's net assets, similar to our allocation of 27% six months ago.


How would you characterize the Fund's position at the close of the period?

On October 31, 2006, the Fund was less diversified than six months ago and more heavily weighted toward large- and mid-cap companies. Again, this positioning is based primarily on stock-specific factors. The Fund's emphasis at period-end was primarily on pharmaceutical and biotechnology companies. This included European, Japanese and Indian drug companies. Overall, the Fund is more aggressively positioned than it was at the start of the period, although we remain focused on prudent management of risk.


Jordan C. Schreiber
Vice President and Portfolio Manager


November 13, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                6-Month            12-Month           10-Year
As of October 31, 2006                        Total Return       Total Return       Total Return
Institutional Shares*                            -1.42%             + 2.88%           +217.55%
Investor A Shares*                               -1.65              + 2.56            +209.40
Investor B Shares*                               -1.95              + 1.98            +191.18
Investor C Shares*                               -1.92              + 1.88            +186.16
Class R Shares*                                  -1.83              + 2.26            +203.63
S&P 500 (R) Index**                              +6.11              +16.34            +129.03

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

   S&P 500 is a registered trademark of the McGraw-Hill companies.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,208.00
October 1998                                   $15,331.00
October 1999                                   $17,156.00
October 2000                                   $27,223.00
October 2001                                   $25,600.00
October 2002                                   $21,591.00
October 2003                                   $24,485.00
October 2004                                   $25,088.00
October 2005                                   $30,865.00
October 2006                                   $31,755.00


Investor A Shares*++

Date                                             Value

October 1996                                   $ 9,475.00
October 1997                                   $12,491.00
October 1998                                   $14,441.00
October 1999                                   $16,120.00
October 2000                                   $25,530.00
October 2001                                   $23,949.00
October 2002                                   $20,137.00
October 2003                                   $22,796.00
October 2004                                   $23,280.00
October 2005                                   $28,583.00
October 2006                                   $29,315.00


Investor B Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,064.00
October 1998                                   $14,996.00
October 1999                                   $16,601.00
October 2000                                   $26,145.00
October 2001                                   $24,330.00
October 2002                                   $20,297.00
October 2003                                   $22,753.00
October 2004                                   $23,123.00
October 2005                                   $28,390.00
October 2006                                   $29,118.00


Investor C Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,085.00
October 1998                                   $15,019.00
October 1999                                   $16,624.00
October 2000                                   $26,142.00
October 2001                                   $24,327.00
October 2002                                   $20,244.00
October 2003                                   $22,750.00
October 2004                                   $23,068.00
October 2005                                   $28,088.00
October 2006                                   $28,616.00


Class R Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,142.00
October 1998                                   $15,180.00
October 1999                                   $16,901.00
October 2000                                   $26,687.00
October 2001                                   $24,972.00
October 2002                                   $20,957.00
October 2003                                   $23,789.00
October 2004                                   $24,277.00
October 2005                                   $29,693.00
October 2006                                   $30,363.00


Standard & Poor's 500 Index++++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,211.00
October 1998                                   $16,117.00
October 1999                                   $20,253.00
October 2000                                   $21,487.00
October 2001                                   $16,136.00
October 2002                                   $13,698.00
October 2003                                   $16,548.00
October 2004                                   $18,107.00
October 2005                                   $19,686.00
October 2006                                   $22,903.00

   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


Institutional Shares                                      Return

One Year Ended 10/31/06                                   + 2.88%
Five Years Ended 10/31/06                                 + 4.40
Ten Years Ended 10/31/06                                  +12.25



                                      Return Without   Return With
                                       Sales Charge   Sales Charge*
Investor A Shares

One Year Ended 10/31/06                   + 2.56%         - 2.82%
Five Years Ended 10/31/06                 + 4.13          + 3.01
Ten Years Ended 10/31/06                  +11.96          +11.35



                                          Return          Return
                                       Without CDSC  With CDSC++++++
Investor B Shares++

One Year Ended 10/31/06                   + 1.98%         - 1.65%
Five Years Ended 10/31/06                 + 3.32          + 3.03
Ten Years Ended 10/31/06                  +11.28          +11.28



                                          Return          Return
                                       Without CDSC  With CDSC++++++
Investor C Shares++++

One Year Ended 10/31/06                   + 1.88%         + 1.07%
Five Years Ended 10/31/06                 + 3.30          + 3.30
Ten Years Ended 10/31/06                  +11.09          +11.09



Class R Shares                                            Return

One Year Ended 10/31/06                                   + 2.26%
Five Years Ended 10/31/06                                 + 3.99
Ten Years Ended 10/31/06                                  +11.75

     * Assuming maximum sales charge of 5.25%.

    ++ Maximum contingent deferred sales charge is 4.5% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value       May 1, 2006
                                                               May 1,           October 31,       to October 31,
                                                                 2006               2006               2006
Actual
Institutional                                                   $1,000           $  985.80            $ 6.68
Investor A                                                      $1,000           $  983.50            $ 7.93
Investor B                                                      $1,000           $  980.50            $11.86
Investor C                                                      $1,000           $  980.80            $11.86
Class R                                                         $1,000           $  981.70            $ 9.14

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,018.77            $ 6.79
Investor A                                                      $1,000           $1,017.50            $ 8.07
Investor B                                                      $1,000           $1,013.52            $12.06
Investor C                                                      $1,000           $1,013.52            $12.06
Class R                                                         $1,000           $1,016.28            $ 9.30

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.32% for Institutional, 1.57% for Investor A, 2.35% for Investor B, 2.35% for Investor C and
   1.81% for Class R), multiplied by the average account value over the period, multiplied by 186/365
   (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held           Value

Europe

Austria--0.5%

       Biotechnology Products--0.5%

       Intercell AG (a)                                 120,000    $  2,358,617

       Total Common Stocks in Austria                                 2,358,617


Denmark--2.3%

       Biotechnology Products--2.3%

       Genmab A/S (a)                                   235,000      10,502,479

       Total Common Stocks in Denmark                                10,502,479


France--1.2%

       Pharmaceutical--
       Prescription--0.9%

       Sanofi-Aventis                                    50,000       4,250,105

       Pharmaceutical--
       Specialty--0.3%

       Flamel Technologies SA (a)(b)                     62,100       1,541,322

       Total Common Stocks in France                                  5,791,427


Germany--4.9%

       Biotechnology Products--0.0%

       GPC Biotech AG (a)                                 8,400         171,857

       Pharmaceutical--
       Prescription--4.9%

       Bayer AG                                         450,100      22,662,691

       Total Common Stocks in Germany                                22,834,548


Netherlands--0.4%

       Biotechnology Products--0.4%

       Pharming Group NV (a)                            400,000       1,873,620

       Total Common Stocks in
       the Netherlands                                                1,873,620


Sweden--1.2%

       Medical Devices--1.2%

       Elekta AB                                        260,000       5,399,867

       Total Common Stocks in Sweden                                  5,399,867


Switzerland--10.8%

       Biotechnology Products--0.3%

       Speedel Holding AG (a)                             7,000       1,124,794

       Pharmaceutical--
       Prescription--10.5%

       Novartis AG Registered Shares                    439,000      26,642,418
       Roche Holding AG                                 125,000      21,874,121
                                                                   ------------
                                                                     48,516,539

       Total Common Stocks in
       Switzerland                                                   49,641,333


United Kingdom--1.3%

       Pharmaceutical--
       Specialty--1.3%

       Shire Plc                                        320,000       5,838,659

       Total Common Stocks in the
       United Kingdom                                                 5,838,659

       Total Common Stocks in
       Europe--22.6%                                                104,240,550



                                                         Shares
       Industry       Common Stocks                        Held           Value

North America

Bermuda--0.1%

       Pharmaceutical--
       Specialty--0.1%

       Warner Chilcott Ltd. (a)                          47,814    $    631,145

       Total Common Stocks in Bermuda                                   631,145


United States--69.1%

       Biotechnology Discovery Tools
       & Platform Technologies--5.2%

       Covance, Inc. (a)(f)                             247,200      14,461,200
       Exelixis, Inc. (a)                               380,000       3,686,000
       Lexicon Genetics, Inc. (a)                       169,982         678,228
       Medarex, Inc. (a)(f)                             322,000       4,160,240
       Varian, Inc. (a)                                  22,000       1,031,580
                                                                   ------------
                                                                     24,017,248

       Biotechnology Products--11.9%

       Dendreon Corp. (a)(f)                            221,100       1,114,344
       Genentech, Inc. (a)(f)                           268,000      22,324,400
       Gilead Sciences, Inc. (a)                         37,000       2,549,300
       MedImmune, Inc. (a)                              100,000       3,204,000
       NeuroMetrix, Inc. (a)(f)                         115,000       1,873,350
       PDL BioPharma, Inc. (a)                           24,000         507,120
       Progenics Pharmaceuticals, Inc. (a)              220,274       5,753,557
       Seattle Genetics, Inc. (a)                        20,000         106,000
       Vertex Pharmaceuticals, Inc. (a)(f)              415,000      16,849,000
       Vical, Inc. (a)                                  120,000         766,800
                                                                   ------------
                                                                     55,047,871

       Health Care Information
       & Technology--9.8%

       Cerner Corp. (a)(f)                              400,000      19,324,000
       Emageon, Inc. (a)                                177,000       2,823,150
       Emdeon Corp. (a)                               1,400,000      16,310,000
       WebMD Health Corp. Class A (a)(f)                185,700       6,770,622
                                                                   ------------
                                                                     45,227,772

       Health Care Providers
       & Services--1.9%

       AmerisourceBergen Corp.                           54,000       2,548,800
       Cardinal Health, Inc.                             29,000       1,898,050
       Cytyc Corp. (a)                                  160,000       4,227,200
                                                                   ------------
                                                                      8,674,050

       Insurance--0.3%

       eHealth, Inc. (a)(f)                              57,200       1,265,264

       Managed Health Care--
       Multi-line--6.6%

       Aetna, Inc.                                      230,000       9,480,600
       UnitedHealth Group, Inc.                         370,000      18,048,600
       WellPoint, Inc. (a)                               41,500       3,167,280
                                                                   ------------
                                                                     30,696,480

       Managed Health Care--
       Regional--3.5%

       Humana, Inc. (a)                                 270,500      16,230,000

       Medical Devices--15.4%

       ArthroCare Corp. (a)                              24,000         969,840
       Aspect Medical Systems, Inc. (a)                  40,000         714,800
       Boston Scientific Corp. (a)                       33,000         525,030
       Conor Medsystems, Inc. (a)                       124,300       3,052,808
       DexCom, Inc. (a)                                 230,000       2,024,000
       HemoSense, Inc. (a)                              202,600         780,010



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held           Value

North America (concluded)

United States (concluded)

       Medical Devices (concluded)

       Hologic, Inc. (a)(f)                             489,000    $ 23,545,350
       Intuitive Surgical, Inc. (a)                     193,000      19,141,740
       SonoSite, Inc. (a)(f)                            467,631      13,327,484
       Thermo Electron Corp. (a)(f)                     146,000       6,259,020
       Ventana Medical Systems, Inc. (a)                 25,000       1,009,750
                                                                   ------------
                                                                     71,349,832

       Pharmaceutical--
       Diversified--2.0%

       Abbott Laboratories                              191,300       9,088,663

       Pharmaceutical--
       Generic--0.6%

       Barr Pharmaceuticals, Inc. (a)                    50,000       2,618,500

       Pharmaceutical--
       Prescription--3.6%

       Pfizer, Inc.                                      50,000       1,332,500
       Schering-Plough Corp.                            200,000       4,428,000
       Wyeth                                            210,000      10,716,300
                                                                   ------------
                                                                     16,476,800

       Pharmaceutical--
       Specialty--7.3%

       Baxter International, Inc.                        27,000       1,241,190
       Celgene Corp. (a)(f)                             437,000      23,353,280
       Cephalon, Inc. (a)                               100,000       7,018,000
       Theravance, Inc. (a)                              60,000       1,887,600
                                                                   ------------
                                                                     33,500,070

       Pharmacy Benefit
       Managers--1.0%

       Caremark Rx, Inc.                                 50,000       2,461,500
       Medco Health Solutions, Inc. (a)                  38,000       2,033,000
                                                                   ------------
                                                                      4,494,500

       Total Common Stocks in the
       United States                                                318,687,050

       Total Common Stocks in
       North America--69.2%                                         319,318,195



                                                         Shares
       Industry       Common Stocks                        Held           Value

Pacific Basin/Asia

China--0.1%

       Medical Devices--0.1%

       Mindray Medical International Ltd. (a)(b)         19,800    $    358,380

       Total Common Stocks in China                                     358,380


India--1.7%

       Pharmaceutical--Generic--1.7%

       Sun Pharmaceuticals Industries Ltd.              400,000       8,045,747

       Total Common Stocks in India                                   8,045,747


Japan--1.1%

       Pharmaceutical--
       Prescription--1.1%

       Chugai Pharmaceutical Co., Ltd.                   80,000       1,641,657
       Eisai Co., Ltd.                                   44,100       2,258,638
       Kyorin Co. Ltd.                                   92,000       1,124,090

       Total Common Stocks in Japan                                   5,024,385

       Total Common Stocks in the
       Pacific Basin/Asia--2.9%                                      13,428,512

       Total Common Stocks
       (Cost--$348,835,198)--94.7%                                  436,987,257



                                                     Beneficial
       Short-Term Securities                           Interest

       BlackRock Liquidity Series, LLC
          Cash Sweep Series I,
          5.22% (c)(d)                              $19,721,795      19,721,795
       BlackRock Liquidity Series, LLC
          Money Market Series,
          5.29% (c)(d)(e)                            87,589,050      87,589,050

       Total Short-Term Securities
       (Cost--$107,310,845)--23.3%                                  107,310,845

Total Investments (Cost--$456,146,043*)--118.0%                     544,298,102
Liabilities in Excess of Other Assets--(18.0%)                     (83,124,417)
                                                                   ------------
Net Assets--100.0%                                                 $461,173,685
                                                                   ============



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation/depreciation of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    457,535,665
                                                   ================
    Gross unrealized appreciation                  $     91,241,402
    Gross unrealized depreciation                       (4,478,965)
                                                   ----------------
    Net unrealized appreciation                    $     86,762,437
                                                   ================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                    $ 5,826,176      $333,702
    BlackRock Liquidity Series, LLC
       Money Market Series                    $23,295,400      $ 98,762


(d) Represents the current yield as of October 31, 2006.

(e) Security was purchased with the cash proceeds from securities loans.

(f) Security, or a portion of security, is on loan.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Forward foreign exchange contracts purchased as of October 31, 2006 were as follows:


                                           Settlement         Unrealized
    Foreign Currency Purchased                Date           Appreciation

    EUR          457,530                   November 2006      $       678
    GBP        3,126,556                   November 2006           26,815
    JPY       82,165,308                   November 2006            2,028
                                                              -----------
    Total Unrealized Appreciation on
    Forward Foreign Exchange Contracts--Net
    (USD Commitment--$7,221,546)                              $    29,521
                                                              ===========

o Forward foreign exchange contracts sold as of October 31, 2006 were as follows:


                                           Settlement         Unrealized
    Foreign Currency Sold                     Date           Depreciation

    CHF          649,698                   November 2006      $   (2,346)
    EUR        6,873,913                   November 2006         (12,061)
    GBP        6,271,646                   November 2006         (80,131)
                                                              -----------
    Total Unrealized Depreciation on
    Forward Foreign Exchange Contracts--Net
    (USD Commitment--$21,166,156)                             $  (94,538)
                                                              ===========


o   Currency Abbreviations:
      CHF    Swiss Franc
      EUR    Euro
      GBP    British Pound
      JPY    Japanese Yen
      USD    U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Statement of Assets and Liabilities

As of October 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $86,269,311)(identified cost--$348,835,198)                                                             $   436,987,257
       Investments in affiliated securities, at value (identified cost--$107,310,845)                                 107,310,845
       Cash                                                                                                             3,481,221
       Foreign cash (Cost--$33,507)                                                                                        34,038
       Unrealized appreciation on forward foreign exchange contracts                                                       29,521
       Receivables:
           Securities sold                                                                     $    36,850,737
           Capital shares sold                                                                       1,906,341
           Dividends                                                                                   294,978
           Securities lending                                                                           15,516         39,067,572
                                                                                               ---------------
       Prepaid expenses                                                                                                    21,221
                                                                                                                  ---------------
       Total assets                                                                                                   586,931,675
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       87,589,050
       Unrealized depreciation on forward foreign exchange contracts                                                       94,538
       Payables:
           Securities purchased                                                                     34,243,077
           Capital shares redeemed                                                                   2,979,616
           Investment adviser                                                                          411,827
           Distributor                                                                                 175,508
           Other affiliates                                                                             14,139         37,824,167
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             250,235
                                                                                                                  ---------------
       Total liabilities                                                                                              125,757,990
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   461,173,685
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                        $     2,264,030
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 2,759,002
       Investor B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                 1,986,276
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,800,971
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                      120,177
       Paid-in capital in excess of par                                                                               364,199,689
       Accumulated investment loss--net                                                        $   (2,485,469)
       Undistributed realized capital gains--net                                                     2,408,133
       Unrealized appreciation--net                                                                 88,120,876
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 88,043,540
                                                                                                                  ---------------
       Net Assets                                                                                                 $   461,173,685
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $144,214,820 and 22,640,299 shares outstanding                       $          6.37
                                                                                                                  ===============
       Investor A--Based on net assets of $159,260,118 and 27,590,023 shares outstanding                          $          5.77
                                                                                                                  ===============
       Investor B--Based on net assets of $80,159,161 and 19,862,755 shares outstanding                           $          4.04
                                                                                                                  ===============
       Investor C--Based on net assets of $72,560,308 and 18,009,714 shares outstanding                           $          4.03
                                                                                                                  ===============
       Class R--Based on net assets of $4,979,278 and 1,201,772 shares outstanding                                $          4.14
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Statement of Operations

For the Six Months Ended October 31, 2006
Investment Income

       Dividends (net of $98,189 foreign withholding tax)                                                         $     1,414,949
       Interest from affiliates                                                                                           333,702
       Securities lending--net                                                                                             98,762
                                                                                                                  ---------------
       Total income                                                                                                     1,847,413
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,457,580
       Service and distribution fees--Investor B                                                       463,350
       Service and distribution fees--Investor C                                                       390,185
       Service fees--Investor A                                                                        206,374
       Transfer agent fees--Investor A                                                                 153,523
       Transfer agent fees--Institutional                                                              140,107
       Accounting services                                                                             100,248
       Transfer agent fees--Investor B                                                                  99,821
       Transfer agent fees--Investor C                                                                  85,454
       Custodian fees                                                                                   81,652
       Professional fees                                                                                37,644
       Registration fees                                                                                30,369
       Printing and shareholder reports                                                                 27,713
       Directors' fees and expenses                                                                     23,552
       Service and distribution fees--Class R                                                           12,383
       Transfer agent fees--Class R                                                                      4,567
       Pricing fees                                                                                      2,643
       Other                                                                                            18,624
                                                                                               ---------------
       Total expenses                                                                                                   4,335,789
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,488,376)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $8,325 foreign capital gain tax)                              4,042,656
           Foreign currency transactions--net                                                        (244,840)          3,797,816
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $80,563 deferred foreign capital gain credit)              (11,201,590)
           Foreign currency transactions--net                                                            8,428       (11,193,162)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (7,395,346)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (9,883,722)
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  October 31,        April 30,
Increase (Decrease) in Net Assets:                                                                    2006              2006
Operations

       Investment loss--net                                                                    $   (2,488,376)    $   (6,432,988)
       Realized gain--net                                                                            3,797,816         97,645,714
       Change in unrealized appreciation/depreciation--net                                        (11,193,162)        (5,800,436)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                             (9,883,722)         85,412,290
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Institutional                                                                          (16,664,508)       (10,315,668)
           Investor A                                                                             (19,834,620)       (11,287,434)
           Investor B                                                                             (15,023,567)       (10,211,998)
           Investor C                                                                             (12,519,483)        (6,879,317)
           Class R                                                                                   (795,318)          (286,716)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (64,837,496)       (38,981,133)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                            8,252,704          3,436,185
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (66,468,514)         49,867,342
       Beginning of period                                                                         527,642,199        477,774,857
                                                                                               ---------------    ---------------
       End of period*                                                                          $   461,173,685    $   527,642,199
                                                                                               ===============    ===============
           * Undistributed (accumulated) investment income (loss)--net                         $   (2,485,469)    $         2,907
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Financial Highlights
                                                                                   Institutional

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                    October 31,                   For the Year Ended April 30,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.29  $      6.55   $      6.87  $      5.59  $      6.66  $      6.70
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.02)        (.05)         (.06)        (.05)        (.04)        (.06)
Realized and unrealized gain (loss)--net                  (.12)         1.27           .11         1.33       (1.03)          .25
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.14)         1.22           .05         1.28       (1.07)          .19
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less distributions from realized gain--net                (.78)        (.48)         (.37)           --           --        (.23)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      6.37  $      7.29   $      6.55  $      6.87  $      5.59  $      6.66
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (1.42%)+++     18.70%++          .99%       22.90%     (16.07%)        2.91%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 1.32%*        1.30%         1.33%        1.29%        1.33%        1.27%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                    (.57%)*       (.75%)        (.88%)       (.75%)       (.79%)       (.95%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   144,215  $   159,116   $   146,922  $   275,570  $   244,217  $   311,288
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       67.30%      120.32%       126.81%      141.46%      128.24%       81.36%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P. (an affiliate).

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Financial Highlights (continued)
                                                                                     Investor A

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                    October 31,                   For the Year Ended April 30,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      6.69  $      6.04   $      6.38  $      5.21  $      6.23  $      6.29
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.03)        (.07)         (.07)        (.06)        (.05)        (.07)
Realized and unrealized gain (loss)--net                  (.11)         1.19           .10         1.23        (.97)          .24
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.14)         1.12           .03         1.17       (1.02)          .17
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less distributions from realized gain--net                (.78)        (.47)         (.37)           --           --        (.23)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      5.77  $      6.69   $      6.04  $      6.38  $      5.21  $      6.23
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (1.65%)+++     18.61%++          .74%       22.46%     (16.37%)        2.78%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 1.57%*        1.55%         1.58%        1.55%        1.58%        1.52%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                    (.82%)*       (.99%)       (1.13%)      (1.00%)      (1.04%)      (1.20%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   159,260  $   172,585   $   142,774  $   160,443  $   119,375  $   146,714
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       67.30%      120.32%       126.81%      141.46%      128.24%       81.36%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P. (an affiliate).

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Financial Highlights (continued)
                                                                                     Investor B

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                    October 31,                   For the Year Ended April 30,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      4.93  $      4.57   $      4.96  $      4.08  $      4.91  $      5.05
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.03)        (.09)         (.09)        (.08)        (.08)        (.10)
Realized and unrealized gain (loss)--net                  (.10)          .89           .07          .96        (.75)          .19
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.13)          .80         (.02)          .88        (.83)          .09
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less distributions from realized gain--net                (.76)        (.44)         (.37)           --           --        (.23)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      4.04  $      4.93   $      4.57  $      4.96  $      4.08  $      4.91
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (1.95%)+++     17.64%++        (.09%)       21.57%     (16.90%)        1.85%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 2.35%*        2.33%         2.36%        2.32%        2.36%        2.29%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                   (1.59%)*      (1.79%)       (1.91%)      (1.78%)      (1.83%)      (1.97%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    80,159  $   105,503   $   117,482  $   177,952  $   194,543  $   310,916
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       67.30%      120.32%       126.81%      141.46%      128.24%       81.36%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P. (an affiliate).

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Financial Highlights (continued)
                                                                                     Investor C

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                    October 31,                   For the Year Ended April 30,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      4.92  $      4.57   $      4.96  $      4.07  $      4.91  $      5.05
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.03)        (.09)         (.09)        (.08)        (.08)        (.10)
Realized and unrealized gain (loss)--net                  (.10)          .88           .07          .97        (.76)          .19
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.13)          .79         (.02)          .89        (.84)          .09
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less distributions from realized gain--net                (.76)        (.44)         (.37)           --           --        (.23)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      4.03  $      4.92   $      4.57  $      4.96  $      4.07  $      4.91
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (1.92%)+++     17.50%++        (.09%)       21.87%     (17.11%)        1.85%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 2.35%*        2.33%         2.37%        2.33%        2.37%        2.30%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                   (1.60%)*      (1.77%)       (1.92%)      (1.79%)      (1.84%)      (1.99%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    72,560  $    85,553   $    68,743  $    85,753  $    76,606  $    98,994
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       67.30%      120.32%       126.81%      141.46%      128.24%       81.36%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P. (an affiliate).

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Financial Highlights (concluded)
                                                                                             Class R

                                                                 For the Six                                     For the Period
                                                                 Months Ended           For the Year Ended    January 3, 2003++++
The following per share data and ratios have been derived        October 31,                April 30,             to April 30,
from information provided in the financial statements.               2006          2006        2005       2004        2003
Per Share Operating Performance

Net asset value, beginning of period                             $      5.04   $      4.66  $      5.02  $      4.09  $      4.04
                                                                 -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                                (.02)         (.06)        (.06)        (.02)        (.01)
Realized and unrealized gain (loss)--net                               (.11)           .90          .07          .95          .06
                                                                 -----------   -----------  -----------  -----------  -----------
Total from investment operations                                       (.13)           .84          .01          .93          .05
                                                                 -----------   -----------  -----------  -----------  -----------
Less distributions from realized gain--net                             (.77)         (.46)        (.37)           --           --
                                                                 -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                                   $      4.14   $      5.04  $      4.66  $      5.02  $      4.09
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                                (1.83%)+++      18.25%++         .54%       22.74%     1.24%+++
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                              1.81%*         1.80%        1.83%        1.73%       1.84%*
                                                                 ===========   ===========  ===========  ===========  ===========
Investment loss--net                                                (1.08%)*       (1.20%)      (1.37%)      (1.15%)      (.36%)*
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)                         $     4,979   $     4,885  $     1,853  $       473         --**
                                                                 ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                                    67.30%       120.32%      126.81%      141.46%      128.24%
                                                                 ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Amount is less than $1,000.

    *** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P. (an affiliate).

   ++++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Healthcare Fund, Inc. was renamed BlackRock Healthcare Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Investment Adviser. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund also has entered into a separate Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0% on an annual basis of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 74% of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service     Distribution
                                                 Fee              Fee

Investor A                                      .25%               --
Investor B                                      .25%             .75%
Investor C                                      .25%             .75%
Class R                                         .25%             .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended October 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Investor A                   $  1,560      $  85,202         $    3


For the six months ended October 31, 2006, MLPF&S received contingent deferred sales charges of $46,483 and $37,279 relating to transactions in Investor B and Investor C Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to October 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                        Call Center
                                                               Fees

Institutional                                                  $840
Investor A                                                     $392
Investor B                                                     $251
Investor C                                                     $214
Class R                                                        $  8


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2006, the Fund lent securities with a value of $25,093,785 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the security lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended October 31, 2006, BIM received $41,225 in securities lending agent fees.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Notes to Financial Statements (continued)



In addition, MLPF&S received $221,913 in commissions on the execution of portfolio security transactions for the Fund for six months ended October 31, 2006.

Effective September 29, 2006, PFPC, Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the six months ended October 31, 2006, the Fund reimbursed MLIM and the Manager $2,552 and $2,997 respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2006, were $313,522,074 and $393,347,960, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $8,252,704 and $3,436,185 for the six months ended October 31, 2006 and the year ended April 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the
Six Months Ended                                                 Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  793,820    $     5,209,733
Shares issued to shareholders in
   reinvestment of distributions           2,385,963         14,554,374
                                     ---------------    ---------------
Total issued                               3,179,783         19,764,107
Shares redeemed                          (2,361,797)       (15,470,901)
                                     ---------------    ---------------
Net increase                                 817,986    $     4,293,206
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                1,980,252    $    14,623,037
Shares issued to shareholders in
   reinvestment of distributions           1,238,017          8,995,171
                                     ---------------    ---------------
Total issued                               3,218,269         23,618,208
Shares redeemed                          (3,840,068)       (28,130,597)
                                     ---------------    ---------------
Net decrease                               (621,799)    $   (4,512,389)
                                     ===============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
October 31, 2006                              Shares             Amount

Shares sold                                1,932,184    $    11,492,405*
Automatic conversion of shares               853,818          5,264,609
Shares issued to shareholders in
   reinvestment of distributions           3,152,009         17,430,608
                                     ---------------    ---------------
Total issued                               5,938,011         34,187,622
Shares redeemed                          (4,155,582)       (24,710,302)
                                     ---------------    ---------------
Net increase                               1,782,429    $     9,477,320
                                     ===============    ===============

 * In September 2006, certain brokerages, including a wholly owned subsidiary of Merrill Lynch, entered into a remediation agreement with a regulatory organization, which among other things, permitted certain shareholders of Investor B Shares to convert their shares into the Fund's Investor A Shares. As a result, a wholly owned subsidiary of Merrill Lynch supplemented the Investor A Share purchase by approximately $61,000.



Investor A Shares for the Year                                   Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                5,209,230    $    35,351,422
Automatic conversion of shares             1,865,830         12,619,876
Shares issued to shareholders in
   reinvestment of distributions           1,482,227          9,897,213
                                     ---------------    ---------------
Total issued                               8,557,287         57,868,511
Shares redeemed                          (6,376,078)       (43,135,276)
                                     ---------------    ---------------
Net increase                               2,181,209    $    14,733,235
                                     ===============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  656,128    $     2,849,237
Shares issued to shareholders in
   reinvestment of distributions           3,435,416         13,329,414
                                     ---------------    ---------------
Total issued                               4,091,544         16,178,651
                                     ---------------    ---------------
Shares redeemed or converted             (4,468,470)       (18,803,974)
Automatic conversion of shares           (1,181,422)        (5,264,609)
                                     ---------------    ---------------
Total redeemed                           (5,649,892)       (24,068,583)
                                     ---------------    ---------------
Net decrease                             (1,558,348)    $   (7,889,932)
                                     ===============    ===============



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Notes to Financial Statements (concluded)


Investor B Shares for the Year                                   Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                2,540,095    $    12,808,840
Shares issued to shareholders in
   reinvestment of distributions           1,823,121          9,031,488
                                     ---------------    ---------------
Total issued                               4,363,216         21,840,328
                                     ---------------    ---------------
Shares redeemed                          (6,145,786)       (30,792,636)
Automatic conversion of shares           (2,504,306)       (12,619,876)
                                     ---------------    ---------------
Total redeemed                           (8,650,092)       (43,412,512)
                                     ---------------    ---------------
Net decrease                             (4,286,876)    $  (21,572,184)
                                     ===============    ===============



Investor C Shares for the
Six Months Ended                                                 Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  924,475    $     3,955,888
Shares issued to shareholders in
   reinvestment of distributions           2,847,180         11,018,587
                                     ---------------    ---------------
Total issued                               3,771,655         14,974,475
Shares redeemed                          (3,149,083)       (13,556,644)
                                     ---------------    ---------------
Net increase                                 622,572    $     1,417,831
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                4,355,082    $    22,039,665
Shares issued to shareholders in
   reinvestment of distributions           1,208,718          5,982,447
                                     ---------------    ---------------
Total issued                               5,563,800         28,022,112
Shares redeemed                          (3,227,561)       (16,165,790)
                                     ---------------    ---------------
Net increase                               2,336,239    $    11,856,322
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  379,815    $     1,670,898
Shares issued to shareholders in
   reinvestment of distributions             192,675            764,920
                                     ---------------    ---------------
Total issued                                 572,490          2,435,818
Shares redeemed                            (340,718)        (1,481,539)
                                     ---------------    ---------------
Net increase                                 231,772    $       954,279
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                  813,812    $     4,173,316
Shares issued to shareholders in
   reinvestment of distributions              56,656            286,716
                                     ---------------    ---------------
Total issued                                 870,468          4,460,032
Shares redeemed                            (298,389)        (1,528,831)
                                     ---------------    ---------------
Net increase                                 572,079    $     2,931,201
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended October 31, 2006.


6. Commitments:
At October 31, 2006, the Fund had entered into foreign exchange contracts in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $170,000 and $4,529,000, respectively.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in November 2005, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and, as a result, the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)



In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services.

The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no changes were currently necessary.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg*, Director
Donald C. Burke, Vice President and Treasurer
Jordan C. Schreiber, Vice President and
   Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

 * Mr. Zinbarg is expected to retire from the Board of Directors effective January 1, 2007.


Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.



Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund



Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund



Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund



Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK HEALTHCARE FUND, INC.                                OCTOBER 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Healthcare Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Healthcare Fund, Inc.


Date: January 3, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Healthcare Fund, Inc.


Date: January 3, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Healthcare Fund, Inc.


Date: January 3, 2007